UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Amn healthcare
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of AMN Healthcare Services, Inc. to be held on April 18, 2018
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report on Form 10-K, go to www.proxydocs.com/AMN. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation.
If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before April meeting, 9, 2018. please make this request on or
For a Convenient Way to VIEW Proxy Materials and VOTE Online go to: www.proxydocs.com/AMN
Proxy Materials Available to View or Receive: 1. Notice and Proxy Statement 2. Annual Report/10-K
Printed materials may be requested by one of the following methods:
INTERNET TELEPHONE *E-MAIL www.investorelections.com/AMN (866) 648-8133 paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included in your e-mail.
ACCOUNT NO.
SHARES
Notice of Annual Meeting of Shareholders
Amn Healthcare Date: Wednesday, April 18, 2018 Time: 8:30 A.M. (Central Time)
Place: 8840 Cypress Waters Blvd., Suite 300, Dallas, Texas 75019
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends you vote “FOR” the election of each of the following eight director nominees listed below:
1. Election of Directors
Nominees: 01 Mark G. Foletta 03 Michael M.E. Johns, M.D. 05 Susan R. Salka 07 Paul E. Weaver
02 R. Jeffrey Harris 04 Martha H. Marsh 06 Andrew M. Stern 08 Douglas D. Wheat
The Board of Directors recommends you vote “FOR” proposal 2:
2. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.
The Board of Directors recommends you vote “FOR” proposal 3:
3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
The Board of Directors recommends that you vote “AGAINST” proposal 4:
4. A shareholder proposal entitled: “Special Shareowner Meetings Improvement”.
NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting may be transacted. This communication also serves as notice, which is hereby given, that the 2018 Annual Meeting of Shareholders of AMN Healthcare Services, Inc. will be held at the time, date and location set forth above.